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                                                                    Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of J. Crew Group, Inc. and J. Crew Operating Corp. (collectively, the "Company") on Form 10-K for the period ending February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott M. Rosen, Executive Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 By: /s/ Scott M. Rosen
                                                    ----------------------------
                                                    Scott M. Rosen
                                                    Executive Vice-President and
                                                    Chief Financial Officer
                                                    April 21, 2003